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                                                                   EXHIBIT 10.13


Copy No.:_______________                           Name:________________________

                                     FORM OF
                 AMENDMENT AND CONFIDENTIAL OFFERING SUPPLEMENT
                            DATED SEPTEMBER 23, 1998

                              ARTIFICIAL LIFE, INC.

                            PRIVATE OFFERING OF UP TO
                     1,000,000 SHARES OF VOTING COMMON STOCK


         This Amendment and Confidential Offering Supplement relates to the offering (the "Offering") of an aggregate of up to 1,000,000 shares (the "Shares") of Voting Common Stock, par value $0.01 per share (the "Common Stock"), of Artificial Life, Inc. (the "Company"), at a price of $5.00 per share, and has been prepared to amend and supplement certain provisions set forth in the Offering Materials (as defined in the Subscription Agreement between you and the Company executed in connection with the Offering) and related Questionnaire, as further described below. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the applicable Offering Materials.

I.       Amendments

         1. The cover page of each of the Offering Supplement, the Confidential Business Plan and the Subscription Package shall each be amended to include the following legend at the bottom of each such cover page:

                           "THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS SUCH SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

         2. The term "U.S. person" as used in the Questionnaire, the Subscription Agreement and the Offering Supplement shall be amended to have the meaning as defined in Rule 902(k) of Regulation S under the Securities Act of 1933, as amended (the "Act").

         3. The terms "directed selling efforts" and "Distributor" as used in the Subscription Agreement shall be amended to have the meanings as defined in Rules 902(c) and 902(d) of Regulation S under the Act, respectively.

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         4.       The legend provided under Section C(7) of the Subscription
                  Agreement, which every stock certificate evidencing the Shares is to bear, shall be deleted in its entirety and replaced with the following:

                           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

II.      Supplemental Agreements

         1. In addition to the terms, conditions, agreements, representations and covenants set forth or contained in the Offering Materials and the Questionnaire, the following agreements are made:

                  a. The Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

                  b. The Company and the Investor agree and acknowledge that the Company is required to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S promulgated under the Act, pursuant to registration under the Act or pursuant to an available exemption from registration.

III.     Ratification and Confirmation

         1. Except as set forth above, the terms, conditions, agreements, representations and covenants set forth or contained in the Offering Materials and the Questionnaire are hereby ratified and confirmed in all respects and continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Confidential Offering Supplement as of this ____ day of September, 1998.

         ARTIFICIAL LIFE, INC.:                    INVESTOR:


         By:___________________________            ____________________________
               Prof. Eberhard Schoneburg



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